                         FIRST AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment") dated as of August 7, 1998 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A., as Issuing Bank and Administrative Agent and SUNTRUST BANK, ATLANTA, as Documentation Agent.

         WHEREAS, the Borrower, the Lenders, the Issuing Bank and the Agents entered into that certain Amended and Restated Credit Agreement dated as of March 16, 1998 (the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

         WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of June 23, 1998 (the "Merger Agreement") among The Maxim Group, Inc. ("Maxim"), CMAX Acquisition, Inc., the Borrower and Shaw Carpet Showplace, Inc. (the "Guarantor"), the Borrower will, among other things, sell all of its interest in and to the Guarantor to Maxim on the terms and conditions therein;

         WHEREAS, in connection with the Merger Agreement the Borrower has requested that (a) the Lenders, the Issuing Bank and the Agents release the Guarantor from its obligations under its Guaranty and (b) amend the Credit Agreement so as to permit certain of the transactions contemplated by the Merger Agreement, all on the terms and conditions set forth herein; and

         WHEREAS, the Lenders, the Issuing Bank and the Agents are willing to so amend the Credit Agreement and release the Guarantor on the terms and conditions set forth herein.

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         SECTION 1. SPECIFIC AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended deleting the "." at the end of Section 10.3 and substituting in lieu thereof the following new clause (ix):

                  "; and

                  (ix) Investments in The Maxim Group, Inc. ("Maxim") in the form of: (A) 3,150,000 shares of common stock of Maxim and
                  (B) a certain Subordinated Promissory Note in the principal amount of $18,048,000 executed by Maxim in favor of the Borrower."

         SECTION 2. RELEASE OF GUARANTOR. Upon the effectiveness of this First Amendment, the Lenders, the Issuing Bank and the Agents hereby release the Guarantor from its obligations under the Guaranty to which it is a party and acknowledge and agree that the Guarantor shall no longer be a "Guarantor" under and as defined in the Credit Agreement.

         SECTION 3. AFFILIATE TRANSACTION. The Lenders, the Issuing Bank and the Agents further acknowledge and agree that the transactions contemplated by the Merger Agreement shall not contravene or violate Section 10.8 of the Credit Agreement.

         SECTION 4. EFFECTIVENESS OF AMENDMENT. This First Amendment, and the amendments and releases effected hereby, shall be effective only upon the satisfaction of each of the following conditions precedent to effectiveness:

         (a) this First Amendment shall be executed and delivered by the Borrower, the Issuing Bank, the Agents and the Requisite Lenders;

         (b) the "Merger" under and as defined in the Merger Agreement shall have been consummated in accordance with the terms and conditions thereof;

         (c) a Reaffirmation of Guaranty shall have been duly executed and delivered by Shaw Contract Flooring Services, Inc.; and

         (d) the Administrative Agent shall have received a certificate dated the date hereof from the Senior Vice President of Finance or the Treasurer of the Borrower certifying that, after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

         SECTION 1.     REPRESENTATIONS AND WARRANTIES.

         (a) In order to induce the Issuing Bank, the Agents and the Lenders to enter into this First Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

         (b) The Borrower represents and warrants to the Issuing Bank, the Agents and the Lenders that, after giving effect to the amendment set forth herein and the consummation of the transactions contemplated by the Merger Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.



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



         (c) The execution, delivery and performance of this First Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

         SECTION 1. REFERENCES TO THE CREDIT AGREEMENT. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 13.6 of the Credit Agreement.

         SECTION 2. BENEFITS. This First Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 3. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 4. EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

         SECTION 5. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         SECTION 6. DEFINITIONS. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.


                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

  [SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
             DATED AS OF AUGUST 7, 1998 WITH SHAW INDUSTRIES, INC.]


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                 THE BORROWER:

                                 SHAW INDUSTRIES, INC.


                                 By: /s/
                                     ------------------------------------------
                                     Title:
                                           ------------------------------------


                                 THE ADMINISTRATIVE AGENT:

                                 NATIONSBANK, N.A., as Administrative Agent


                                 By: /s/
                                     ------------------------------------------
                                     Title:
                                           ------------------------------------


                                 THE ISSUING BANK:

                                 NATIONSBANK, N.A., as Issuing Bank


                                 By: /s/
                                     ------------------------------------------
                                     Title:
                                           ------------------------------------


                                 THE DOCUMENTATION AGENT:

                                 SUNTRUST BANK, ATLANTA, as Documentation Agent


                                 By: /s/
                                     ------------------------------------------
                                     Title:
                                           ------------------------------------

  [SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
             DATED AS OF AUGUST 7, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE LENDERS:

                                  NATIONSBANK, N.A., as a Lender and Swing
                                   Line Lender


                                  By: /s/
                                      -----------------------------------------
                                       Title:
                                             ----------------------------------


                                  SUNTRUST BANK, ATLANTA


                                  By: /s/
                                      -----------------------------------------
                                       Title:
                                             ----------------------------------


                                  WACHOVIA BANK, N.A.


                                  By: /s/
                                      -----------------------------------------
                                       Title:
                                             ----------------------------------


                                  FIRST UNION NATIONAL BANK


                                  By: /s/
                                      -----------------------------------------
                                       Title:
                                             ----------------------------------


                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By: /s/
                                      -----------------------------------------
                                       Title:
                                             ----------------------------------

  [SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
             DATED AS OF AUGUST 7, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE FUJI BANK, LIMITED, ATLANTA
                                   AGENCY


                                  By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------


                                  SOUTHTRUST BANK, N.A.


                                   By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------


                                  BANQUE NATIONALE DE PARIS, HOUSTON AGENCY


                                  By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------


                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                  By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------

  [SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
             DATED AS OF AUGUST 7, 1998 WITH SHAW INDUSTRIES, INC.]


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    ATLANTA AGENCY


                                  By: /s/
                                      --- -------------------------------------
                                       Title:
                                             ----------------------------------